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                                     EXHIBIT 10.5
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STATE OF SOUTH CAROLINA   )
                          )       LEASE AGREEMENT
COUNTY OF AIKEN           )


         1. PARTIES. This Lease Agreement is made by and between People's Community Capital Corporation, a South Carolina Corporation, herein referred to as "Lessee"; and Margaret C. Holley-Taylor, formerly known as Margaret C. Holley, herein referred to as "Lessor".

         2. PREMISES. The Lessor hereby leases to the Lessee the premises at 106-B Park Avenue, S. W., Aiken, in Aiken County, South Carolina, together with the improvements located thereon, and all easements and appurtenances belonging to or anywise appertaining, whether public or private, and all rights of Lessor in and to any public or private thoroughfares or roadways abutting the above-described property.

         3. LEASE TERM. The initial term of this lease shall be six months commencing on March 1, 1997, and ending on August 31, 1997, unless sooner terminated as hereafter provided. Lessor hereby grants Lessee an option to renew this lease for three additional terms of six months and Lessee shall notify Lessor of its intention to renew, in writing, within thirty (30) days of the expiration of the initial term or any renewal term of the lease. During the initial term of this lease, Lessee covenants and agrees to pay Lessor a fixed rent, payable in equal monthly installments of $2,000.00 each in advance on the first day of each month at Margaret C. Holley-Taylor, PO Box 1237, Aiken, South Carolina, 29802, or at such other place as the Lessor shall designate from time to time in writing as rent for the leased premises, without any setoff or deduction whatsoever. If a monthly installment is not paid by the tenth (10th) day of the month, Lessee will pay also a monthly penalty of five (5%) percent of the installment due.

         4. POSSESSION. At the full execution of this lease, Lessee shall be given possession of the leased premises for the purpose of painting, remodeling, and setting up for his opening for business with rent commencing as set forth in paragraph number 3. No rent shall be payable until March 1, 1997.

         5. SECURITY DEPOSIT. Lessee shall not be required to pay to Lessor a security deposit under the covenants and conditions of the lease.

         6. UTILITIES. Lessee shall during the term hereof pay all charges for telephone, gas, electricity, sewage, water and other utilities used or consumed in or at the leased premises and for the removal of rubbish therefrom immediately on becoming due and shall hold Lessor harmless from any liability therefore.

         7. USE. Lessee may used the property for any legally permissible use which proves to be economically feasible, to be determined by Lessee within his good faith discretion.

         8. CONDITIONS. The lease is made subject to the following: a) conditions, restrictions, and limitations, if any, now appearing of record; b) zoning ordinances of any
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municipality, the County of Aiken, State of South Carolina; c) any question of survey, the Lessee having satisfied himself as to the boundary lines and the contents of the premises above described and likewise satisfied himself with the sufficiency of the present title of the Lessor; d) the proper performance by the Lessee of all the terms and conditions contained in the lease.

         9. TAXES. Lessor agrees to pay all taxes levied against the land and Lessee shall not be responsible for any delinquency or late payment of the taxes or any penalty therefor. Lessee agrees to pay all taxes and assessments levied upon personal property, including trade fixtures and inventory, kept on the leased premises.

         10. WASTE AND NUISANCE. Lessee shall not commit, or suffer to be committed, any waste on the leased premises, nor shall it maintain, commit, or permit the maintenance or commission of any nuisance on the leased premises or use the leased premises for any unlawful purpose.

         11. INTERIOR REPAIRS. Lessee, at his sole cost and expense, shall perform all repairs and maintenance required to keep the interior of the building in good repair and condition, including but not limited to all plumbing, heating and cooling units, wiring, piping, fixtures, appurtenances, and all glass in windows and doors during the term of this lease.

         12. EXTERIOR REPAIRS. Lessor, at his sole cost and expense, shall perform all repairs, maintenance required to keep the exterior of the building and other improvements now or hereafter made upon the premises in good repair and condition. At the request of Lessee, Lessor will remove signs and signage now in place.

         13. FIXTURES. Lessee shall have the right if not in default at any time and from time to time during the term of this lease at his sole cost and expense, to affix and install such property and equipment to, in, or on the leased premises as he shall in his sole discretion deem advisable. Any such fixtures, equipment, and other property installed in or affixed to or on the leased premises shall remain the property of the Lessee, and Lessor agrees that Lessee shall have the right, if not in default, at any time, and from time to time, to remove any and all such fixtures, equipment, and other property, provided, however, that any such fixtures, equipment, or property not removed from the premises within ten (10) days after the expiration or sooner termination of the term of this lease shall be deemed to have been abandoned by Lessee and shall thereupon become the absolute property of Lessor without compensation to Lessee. Upon the removal of any fixtures, equipment, or signs, Lessee shall restore the leased premises to a good and first class condition, subject to reasonable wear and tear.

         14. IMPROVEMENTS. Lessee shall have the right at his own cost and expense from time to time during the term of this lease to construct on the leased premises such buildings and other improvements, and make such alterations, additions, and changes therein as he deems necessary or convenient for his purposes, provided, however, that Lessee obtain prior written consent of Lessor. Lessee nevertheless covenants and agrees that any such improvements shall be made in careful, workman-like manner and in compliance with all applicable federal, state, and municipal laws and regulations and shall not affect the architectural integrity of the premises.

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         15.     LIABILITY INSURANCE.  Throughout the term of this lease,
Lessee shall at Lessee's expense obtain and maintain in force a policy of public liability insurance for the benefit of and in the names of Lessor and Lessee as insureds in an amount not less than $500,000 Dollars for any one injury including death and not less than $500,000 Dollars for any one casualty and in the amount of $125,000 Dollars for property damage. Said policy shall be issued by a reputable insurance company authorized to transact business in the State of South Carolina and proof of insurance coverage will be provided to Lessor.

         16. FIRE AND EXTENDED CASUALTY INSURANCE. (a) Lessor shall at Lessor's expense obtain and maintain in force a policy of fire and extended casualty insurance on all improvements on the leased premises, in an amount at least equal to the fair market value, or replacement cost of said improvements, whichever amount is greater. Said policy of insurance shall be issued by a reputable insurance company acceptable to Lessor and Lessee and authorized to transact business in the State of South Carolina, and said policy shall be for the benefit of an in the names of Lessor, and any mortgagee of the leased premises as insureds, and as their interest may appear. The proceeds from any such policy or policies shall be payable to Lessor, who shall use such proceeds to make repairs as provided herein. If the building or other improvements on the leased premises should be damaged or destroyed by fire, flood, or other casualty, Lessee shall give immediate written notice thereof to Lessor. If the building or other improvements on the leased premises should be damaged, destroyed, or rendered partially untenantable for their then use, Lessor shaft promptly repair the premises and restore them to substantially their prior condition. During the period from the date of such casualty until the leased premises are repaired and restored, Lessee's obligation to pay any rental due hereunder, shall abate. The abatement shall be in the proportion that the destroyed or untenantable portion of the leased premises bears to the total leased premises. Notwithstanding the above, if 50 percent or more of the leased premises is destroyed or rendered untenantable by fire or other casualty, Lessor or Lessee may terminate this lease effective as of the date of such casualty, by giving written notice of termination within 45 days after such casualty occurs.

                 (b) Lessee shall at Lessee's expense obtain and maintain in force a policy of fire and extended casualty insurance on the Lessee's property located on the leased premises to the full insurable value thereof

         17. INDEMNIFICATION. Lessee shall indemnify and hold Lessor harmless from and against any claim, loss, expense or damage to any person or property in or upon the leased premises or any area allocated to or used exclusively by Lessee or its agents, employees, or invitees, arising out of Lessee's use or occupancy of such premises, or any act or neglect of Lessee or its servants, employees or agents, or any change alteration or improvement made by Lessee in the leased premises. Lessor shall promptly notify Lessee of any claim asserted against Lessor on account of any such injury or claimed injury to persons or property and shall promptly deliver to Lessee the original or a true copy of any summons or other process, pleading or notice issued in any suit or other proceeding to assert or enforce any such claim.

         18. MUTUAL RELEASE OF LIABILITY FOR ALL HAZARDS COVERED BY INSURANCE. Lessor and Lessee and all parties claiming under them hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard


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covered by insurance on the leased premises, or covered by insurance in connection with property on, or activities conducted on the leased premises, regardless of the cause of the damage or loss.

         19. EMINENT DOMAIN. If all of the leased premises are taken under the power of eminent domain or conveyed under threat of condemnation proceedings, or if only a part of such premises are so taken or conveyed and Lessee shall determine that the remainder is inadequate or unsatisfactory for its purposes, which determination shall not be arbitrarily or capriciously made, then in either event, this lease shall terminate effective as of the date Lessee is required to give up the right to occupy or use any part of the leased premises or common areas. The termination of this lease as above provided shall not operate to deprive Lessee of the right to make claim against the condemning authority for any damages suffered by Lessee but Lessee shall have no right to make any claim against Lessor because of such termination. If this lease is not terminated as above provided, Lessor and Lessee shall agree upon an equitable reduction of the rental. If the parties fail to agree upon such reduction within 60 days from the date of the final award or payment from the part of the leased premises so taken or conveyed, Lessor and Lessee shall each choose one arbitrator and the two arbitrators so chosen shall choose a third arbitrator. The decision of any two of the arbitrators as to the rental reduction, if any, shall be binding on Lessee and Lessor and any expenses of arbitration shall be divided equally between Lessee and Lessor.

         20. DEFAULT. If Lessee shall allow the rent to be in arrears more than ten (10) days after written notice of such delinquency, or shall not commence the curing of any other default and diligently pursue same within thirty (30) days after written notice from Lessor, Lessor may at its option, terminate this Lease, and Lessee shall at once surrender possession to Lessor, or Lessor may forthwith re-enter the leased premises and repossess itself thereof. Should Lessor be unable to relet after reasonable efforts to do so, or should such monthly rental be less than the rental Lessee was obligated to pay under this Lease, plus the expense of reletting, then Lessee shall pay the amount of such deficiency to Lessor. All rights and remedies of Lessor under this Lease shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefore arises.

         21. QUIET ENJOYMENT. Lessee shall, upon commencement of the term of this Lease as hereinabove set forth, place Lessee in quiet possession of the leased premises and shall secure him in the quiet possession thereof against all persons lawfully claiming the same during the term of this Lease.

         22. ASSIGNMENT. Lessee shall not assign this Lease nor sublet all or any portion of the premises without the prior written consent of Lessor, but Lessor shall not arbitrarily or unreasonably withhold consent. No such assignment or sublease shall relieve the Lessee herein named of any of its obligations under the terms and provisions of this Lease, and an assignees and sublessees shall be bound by the terms and provisions of the Lease. Lessor is expressly given the right to assign any or all of its interest under the terms of this Lease.


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         23.     MORTGAGE OF LEASED PREMISES.  Lessor is specifically
authorized to encumber the leased premises as security for any indebtedness without the necessity of obtaining any consent of Lessee and Lessor shall have the right to assign his interest hereunder to any mortgagee as collateral security for the payment of mortgage debt, provided the mortgagee recognizes the leasehold rights of Lessee.

         24. NOTICES. Any notice required or permitted hereunder shall be in writing and delivered either in person to the other party or the other party's authorized agent, or by United States Certified Mail, Return Receipt Requested, postage fully prepaid, to the addresses set forth below, or to such other address as either party may designate in writing.

Lessor's Permanent Address:       Margaret C. Hoffey-Taylor
                                  Post Office Box 1237
                                  Aiken, South Carolina, 29802

Lessee's Permanent Address:       People's Community Capital Corporation
                                  106-B Park Avenue, S.W.
                                  Aiken, South Carolina, 29801

         25. INSPECTION BY LESSOR: Lessee shall permit Lessor and its agents to enter into and upon the leased premises at all reasonable times for the purpose of inspecting the same.

         26. LEGAL CONSTRUCTION. In case one or more of the provisions contained in the lease shall for any reason by held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Whenever the word "Lessor" and/or the word "Lessee", or any modifying or substituted pronouns therefor are used in this Lease, such words and respective pronouns shall be held and taken to include both the singular and the plural, the masculine, feminine and neuter gender thereof, and shall apply equally to the Lessor and/or Lessee named herein.

         27. SOLE AGREEMENT OF ThE PARTIES. This lease constitutes the sole and only agreement of the parties hereto, and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter within.

         28. AMENDMENT. No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

         29. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies provided by this lease are cumulative and the use of any right or remedy by either party shall not preclude or waive its right to use any or all other rights the parties may have by law, statute, ordinance, or otherwise.

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         30.     WAIVER OF DEFAULT.  No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this lease shall be deemed to be a waiver of any other breach of the same of any other term, condition, or covenant contained herein.

         31. ATTORNEY'S FEES. In the event Lessor or Lessee breaches any of the terms of this lease whereby the party not in default employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to pay the other party reasonable attorney's fees so incurred by such other party.

         32. EXCUSE. Neither Lessor nor Lessee shall be required to perform any term, conditions, or covenant in this lease so long as such performance is delayed or prevented by any acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not reasonably within the control of the Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or overcome.

         33. AUTHORITY. Lessee's undersigned representatives warrant to Lessor that they have the authority to execute this lease agreement on behalf of Lessee.

         34. COVENANTS. This lease agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

         IN WITNESS WHEREOF, the Lessee has signed and sealed this instrument February 28, 1997 and the Lessor has signed and sealed this instrument February 28, 1997.

                                     LESSEE

                                     PEOPLE'S COMMUNITY CAPITAL
                                     CORPORATION
/s/ Phyllis Craig
--------------------------
Witness                              By: /s/ Alan J. George
                                        ------------------------------
                                     Its President

/s/ Janet Smith
--------------------------
Witness                              By: /s/ Alan J. George
                                        ------------------------------
                                     Its Secretary



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STATE OF SOUTH CAROLINA   )
                          )       Probate
COUNTY OF AIKEN           )

         Personally appeared before me the undersigned witness and made oath that s/he saw the within named LESSEE sign, seal, and as his act and deed, deliver the within Lease and that s/he, with the other witness whose signature appears above witnessed the execution thereof.

SWORN TO BEFORE ME THIS
  28th Day of February, 1997

                                       /s/ Janet Smith
/s/ Phyllis Craig                      ------------------------------------
--------------------------------
Notary Public for South Carolina
My Commission expires: 1-19-2006



                                       LESSOR



/s/ Phyllis Craig
-------------------------------
Witness                                By: /s/ Margaret C. Holley-Taylor
                                          ---------------------------------
                                           Margaret C. Holley-Taylor
/s/ Janet Smith
-------------------------------
Witness


STATE OF SOUTH CAROLINA   )
                          )          Probate
COUNTY OF AIKEN           )

         Personally appeared before me the undersigned witness and made oath that s/he saw the within named LESSOR sign, seal, and as his act and deed, deliver the within Lease and that s/he, with the other witness whose signature appears above witnessed the execution thereof.

SWORN TO BEFORE ME THIS
  28th Day of February, 1997

                                       /s/ Janet Smith
                                       ------------------------------------
/s/ Phyllis Craig
-------------------------------
Notary Public for South Carolina
My Commission expires: 1-19-2006


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